EXHIBIT 99.2

disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

-------------------------------------
Counterparty
-------------------------------------
Underwriter             GS & Co.
Issuer                  GS & Co.
Depositor               GSMC
Seller                  GSMC
Aggregator              GSMC
Rep Provider            GSMC
Master Servicer         Litton
Trustee                 Deutsche Bank
MI Provider             NA
Monoline                NA
Credit Manager          NA
Federal Tax Status
-------------------------------------


------------------------------------------
Originators            Group(%)   Total(%)
------------------------------------------
Southstar Funding LLC    82.56%     74.50%
GS Conduit               17.44%     25.50%



------------------------------------------
Servicers              Group(%)   Total(%)
------------------------------------------
Litton                  100.00%    100.00%




------------------------------------------


------------------------------------------
   FICO               AGG UPB        AGG %
------------------------------------------
  < 500
500 - 519            5,744,309       0.61%
520 - 539            8,393,388       0.90%
540 - 559           21,399,757       2.28%
560 - 579           40,126,824       4.28%
580 - 599          117,989,879      12.59%
600 - 619          129,582,715      13.82%
620 - 639          193,486,720      20.64%
640 - 659          143,115,841      15.27%
660 - 679          101,788,107      10.86%
680 - 699           70,399,742       7.51%
700 - 719           45,063,530       4.81%
720 - 739           24,747,998       2.64%
740 - 759           17,852,804       1.90%
760 - 779            9,537,757       1.02%
780 - 799            6,032,625       0.64%
800 plus             2,149,598       0.23%
------------------------------------------


--------------------------------------------------------------------
Collateral Info                             Group            TOTAL
--------------------------------------------------------------------
Gross WAC                                    7.593%           7.535%
WA CLTV                                      82.55%           82.50%
CLTV >80%                                    31.85%           30.76%
CLTV >90%                                    15.73%           14.68%
CLTV >95%                                     8.80%            8.05%
LB <$50,000                                   1.58%            1.41%
LB $50k - $100k                              20.01%           14.31%
LB $100k - $150k                             30.46%           23.50%
WA FICO                                       636.0            638.6
<560 FICO                                     3.40%            3.79%
560 - 600 FICO                               19.52%           17.73%
SF / TH / PUD                                89.17%           88.81%
2-4 Family                                    5.44%            5.89%
Condo                                         5.39%            5.30%
Manufactured Housing (MH)                     0.00%            0.00%
Other                                         0.00%            0.00%
Primary                                      88.90%           92.25%
Second                                        3.71%            2.76%
Investment                                    7.39%            4.99%
Full / Alt                                   60.41%           57.40%
Stated / Limited                             38.73%           41.57%
NINA                                          0.86%            1.04%
1st Lien                                     98.31%           98.03%
2nd Lien                                      1.69%            1.97%
State 1                                          GA               FL
%                                            16.29%           15.54%
State 2                                          FL               GA
%                                            14.59%           13.54%
State 3                                          TN               CA
%                                             5.51%            5.84%
State 4                                          NC               TN
%                                             4.69%            4.76%
State 5                                          OH               TX
%                                             4.55%            4.56%
ARM / HYB                                    84.08%           83.22%
Fixed                                        15.92%           16.78%
Purchase                                     55.17%           62.54%
Refi-RT                                       9.16%            6.75%
Refi-CO                                      35.66%           30.71%
Size                                   $542,395,862     $937,411,593
AVG Balance                                $127,683         $149,986
Loan Count                                    4,248            6,250
Interest Only (IO)                           38.18%           40.83%
Negative Amortization                         0.00%            0.00%
--------------------------------------------------------------------


---------------------------------------------------------------
 GWAC        AGG ARM UPB      ARM %    AGG FIX UPB       FIX %
---------------------------------------------------------------
0 - 4.5
4.5 - 5            279,450      0.04%
5 - 5.5          4,845,253      0.62%      1,662,723      1.06%
5.5 - 6         33,113,165      4.25%      7,685,861      4.89%
6 - 6.5         81,656,950     10.47%     13,959,097      8.88%
6.5 - 7        151,015,480     19.36%     29,574,992     18.80%
7 - 7.5        166,482,713     21.34%     26,587,323     16.90%
7.5 - 8        147,252,151     18.88%     26,836,618     17.06%
8 - 8.5         78,133,496     10.02%     14,876,351      9.46%
8.5 - 9         61,745,429      7.92%     11,017,543      7.01%
9 - 9.5         29,066,082      3.73%      5,368,073      3.41%
9.5 - 10        20,147,232      2.58%      4,880,050      3.10%
10 - 10.5        4,351,671      0.56%      4,203,887      2.67%
10.5 - 11        1,654,662      0.21%      3,662,486      2.33%
11 - 11.5           64,955      0.01%      3,841,727      2.44%
11.5 - 12          323,217      0.04%      2,191,680      1.39%
12 - 12.5                                    543,872      0.35%
12.5 - 13                                    300,663      0.19%
13 - 13.5                                     86,744      0.06%
13.5 - 14
14 - 14.5
14.5 +
---------------------------------------------------------------


----------------------
Ratings
----------------------
Moody's Rating     AAA
S&P Rating         AAA
Fitch Rating
DBRS Rating
----------------------


------------------------------------
Credit Enhancement                                      per Intex file to follow
------------------------------------
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)
------------------------------------

Notes
All non-dollar amount numbers (excluding loan count) should be formatted as percentages
Any 'Group' column refers to the collateral group that backs Freddie's class
Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)
For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool. The FICO and GWAC tables should be based on The Total pool.
LB is current loan balance
For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)
If a particular field has no data, enter 0% or $0 rather than 'NA'
Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)


                                                    Combined LTV (excluding Silent Second)
         Fixed        -------------------------------------------------------------------------------------------------------
        Full Doc      0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-----------------------------------------------------------------------------------------------------------------------------
       Less than 560      0.04%         0.10%         0.07%         0.00%         0.11%         0.12%         0.00%     0.00%
         560 - 599        0.05%         0.22%         0.21%         0.04%         0.65%         0.26%         0.10%     0.25%
         600 - 619        0.08%         0.08%         0.12%         0.03%         0.60%         0.32%         0.11%     0.29%
FICO     620 - 659        0.13%         0.17%         0.20%         0.11%         1.31%         0.57%         0.24%     0.62%
Range    660 - 699        0.04%         0.06%         0.06%         0.04%         0.49%         0.19%         0.09%     0.34%
         700 - 740        0.00%         0.03%         0.03%         0.02%         0.21%         0.15%         0.04%     0.18%
           740 +          0.05%         0.03%         0.05%         0.01%         0.05%         0.07%         0.00%     0.07%
-----------------------------------------------------------------------------------------------------------------------------

                                                    Combined LTV (excluding Silent Second)
          Fixed       -------------------------------------------------------------------------------------------------------
       Not Full Doc   0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-----------------------------------------------------------------------------------------------------------------------------
       Less than 560      0.01%         0.00%         0.00%         0.00%         0.01%         0.01%         0.00%     0.00%
         560 - 599        0.14%         0.06%         0.06%         0.02%         0.16%         0.16%         0.04%     0.01%
         600 - 619        0.05%         0.05%         0.06%         0.07%         0.30%         0.10%         0.04%     0.02%
FICO     620 - 659        0.14%         0.18%         0.18%         0.08%         1.59%         0.41%         0.14%     0.41%
Range    660 - 699        0.07%         0.13%         0.03%         0.08%         0.90%         0.18%         0.06%     0.40%
         700 - 740        0.00%         0.00%         0.01%         0.00%         0.42%         0.06%         0.03%     0.10%
           740 +          0.01%         0.00%         0.00%         0.01%         0.13%         0.08%         0.02%     0.10%
-----------------------------------------------------------------------------------------------------------------------------

                                                    Combined LTV (excluding Silent Second)
      Amortizing ARM  -------------------------------------------------------------------------------------------------------
         Full Doc     0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-----------------------------------------------------------------------------------------------------------------------------
       Less than 560      0.03%         0.24%         0.35%         0.05%         0.51%         1.09%         0.05%     0.01%
         560 - 599        0.16%         0.08%         0.24%         0.21%         4.60%         1.97%         0.84%     0.27%
         600 - 619        0.00%         0.05%         0.08%         0.02%         2.07%         0.36%         0.28%     0.81%
FICO     620 - 659        0.01%         0.04%         0.07%         0.01%         2.46%         0.47%         0.45%     0.99%
Range    660 - 699        0.00%         0.00%         0.00%         0.03%         0.67%         0.19%         0.21%     0.31%
         700 - 740        0.02%         0.01%         0.00%         0.00%         0.25%         0.12%         0.02%     0.25%
           740 +          0.00%         0.00%         0.00%         0.00%         0.12%         0.02%         0.07%     0.21%
-----------------------------------------------------------------------------------------------------------------------------

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type
2.    Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)
4.    Approximate loan population fine
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection
6.    The sum of all six FICO/CLTV grids should sum to 100%


                                                    Combined LTV (excluding Silent Second)
      Amortizing ARM  -------------------------------------------------------------------------------------------------------
       Not Full Doc   0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-----------------------------------------------------------------------------------------------------------------------------
       Less than 560      0.10%         0.16%         0.26%         0.05%         0.10%         0.15%         0.00%     0.00%
         560 - 599        0.21%         0.33%         0.38%         0.09%         1.73%         1.49%         0.05%     0.02%
         600 - 619        0.09%         0.12%         0.10%         0.14%         1.08%         0.87%         0.63%     0.07%
FICO     620 - 659        0.06%         0.11%         0.20%         0.09%         6.39%         1.32%         0.56%     0.12%
Range    660 - 699        0.05%         0.17%         0.16%         0.06%         2.65%         0.51%         0.42%     0.21%
         700 - 740        0.00%         0.03%         0.01%         0.00%         0.90%         0.42%         0.10%     0.17%
           740 +          0.04%         0.00%         0.01%         0.00%         0.34%         0.08%         0.05%     0.09%
-----------------------------------------------------------------------------------------------------------------------------

                                                    Combined LTV (excluding Silent Second)
  Non-Amortizing ARM  -------------------------------------------------------------------------------------------------------
      Full Doc        0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-----------------------------------------------------------------------------------------------------------------------------
       Less than 560      0.00%         0.03%         0.02%         0.02%         0.01%         0.08%         0.00%     0.00%
         560 - 599        0.00%         0.00%         0.00%         0.06%         0.58%         0.21%         0.13%     0.11%
         600 - 619        0.04%         0.06%         0.00%         0.03%         2.00%         0.27%         0.20%     0.32%
FICO     620 - 659        0.00%         0.02%         0.12%         0.13%         3.74%         0.33%         0.29%     0.29%
Range    660 - 699        0.00%         0.09%         0.02%         0.03%         1.85%         0.12%         0.22%     0.19%
         700 - 740        0.00%         0.04%         0.00%         0.00%         0.49%         0.04%         0.05%     0.27%
           740 +          0.00%         0.00%         0.00%         0.00%         0.22%         0.01%         0.01%     0.19%
-----------------------------------------------------------------------------------------------------------------------------

                                                    Combined LTV (excluding Silent Second)
  Non-Amortizing ARM  -------------------------------------------------------------------------------------------------------
    Not Full Doc      0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-----------------------------------------------------------------------------------------------------------------------------
       Less than 560      0.00%         0.00%         0.00%         0.00%         0.01%         0.00%         0.00%     0.00%
         560 - 599        0.00%         0.09%         0.06%         0.02%         0.25%         0.25%         0.02%     0.00%
         600 - 619        0.07%         0.04%         0.03%         0.04%         0.79%         0.47%         0.37%     0.03%
FICO     620 - 659        0.05%         0.28%         0.34%         0.22%         8.76%         1.21%         0.27%     0.01%
Range    660 - 699        0.11%         0.19%         0.14%         0.21%         5.49%         0.56%         0.23%     0.12%
         700 - 740        0.00%         0.12%         0.15%         0.11%         2.05%         0.42%         0.09%     0.06%
           740 +          0.00%         0.00%         0.11%         0.04%         0.90%         0.36%         0.10%     0.16%
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------
Check for 0's
Total equals 100%                       0.00%
GT 80% Match                            0.00%
ARM Match                               0.00%
ARM IO Match                           -2.52%           There are FIXED IO loans
FICO % Match                           -0.86%
---------------------------------------------

-------------------------------------
Counterparty
-------------------------------------
Underwriter
Issuer
Depositor
Seller
Aggregator
Rep Provider
Master Servicer
Trustee
MI Provider
Monoline
Credit Manager
Federal Tax Status
-------------------------------------


------------------------------------------
Originators            Group(%)   Total(%)
------------------------------------------





------------------------------------------
Servicers              Group(%)   Total(%)
------------------------------------------





------------------------------------------


------------------------------------------
   FICO               AGG UPB        AGG %
------------------------------------------
  < 500
500 - 519            5,744,309       0.61%
520 - 539            8,393,388       0.90%
540 - 559           21,399,757       2.28%
560 - 579           40,126,824       4.28%
580 - 599          117,989,879      12.59%
600 - 619          129,582,715      13.82%
620 - 639          193,486,720      20.64%
640 - 659          143,115,841      15.27%
660 - 679          101,788,107      10.86%
680 - 699           70,399,742       7.51%
700 - 719           45,063,530       4.81%
720 - 739           24,747,998       2.64%
740 - 759           17,852,804       1.90%
760 - 779            9,537,757       1.02%
780 - 799            6,032,625       0.64%
800 plus             2,149,598       0.23%
------------------------------------------


--------------------------------------------------------------------
Collateral Info                             Group            TOTAL
--------------------------------------------------------------------
Gross WAC
WA CLTV                                      92.56%           92.98%
CLTV >80%                                    82.90%           83.92%
CLTV >90%                                    66.70%           67.34%
CLTV >95%                                    56.07%           57.34%
LB <$50,000
LB $50k - $100k
LB $100k - $150k
WA FICO
<560 FICO 5
60 - 600 FICO SF
SF / TH / PUD
2-4 Family
Condo
Manufactured Housing (MH)
Other
Primary
Second
Investment
Full / Alt
Stated / Limited
NINA
1st Lien
2nd Lien
State 1
%
State 2
%
State 3
%
State 4
%
State 5
%
ARM / HYB
Fixed
Purchase
Refi-RT
Refi-CO
Size
AVG Balance
Loan Count
Interest Only (IO)
Negative Amortization
--------------------------------------------------------------------


---------------------------------------------------------------
 GWAC        AGG ARM UPB      ARM %    AGG FIX UPB       FIX %
---------------------------------------------------------------
0 - 4.5
4.5 - 5            279,450      0.04%
5 - 5.5          4,845,253      0.62%      1,662,723      1.06%
5.5 - 6         33,113,165      4.25%      7,685,861      4.89%
6 - 6.5         81,656,950     10.47%     13,959,097      8.88%
6.5 - 7        151,015,480     19.36%     29,574,992     18.80%
7 - 7.5        166,482,713     21.34%     26,587,323     16.90%
7.5 - 8        147,252,151     18.88%     26,836,618     17.06%
8 - 8.5         78,133,496     10.02%     14,876,351      9.46%
8.5 - 9         61,745,429      7.92%     11,017,543      7.01%
9 - 9.5         29,066,082      3.73%      5,368,073      3.41%
9.5 - 10        20,147,232      2.58%      4,880,050      3.10%
10 - 10.5        4,351,671      0.56%      4,203,887      2.67%
10.5 - 11        1,654,662      0.21%      3,662,486      2.33%
11 - 11.5           64,955      0.01%      3,841,727      2.44%
11.5 - 12          323,217      0.04%      2,191,680      1.39%
12 - 12.5                                    543,872      0.35%
12.5 - 13                                    300,663      0.19%
13 - 13.5                                     86,744      0.06%
13.5 - 14
14 - 14.5
14.5 +
---------------------------------------------------------------


----------------------
Ratings
----------------------
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating
----------------------


------------------------------------
Credit Enhancement
------------------------------------
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)
------------------------------------

Notes
All non-dollar amount numbers (excluding loan count) should be formatted as percentages
Any 'Group' column refers to the collateral group that backs Freddie's class
Any 'Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)
For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.
The FICO and GWAC tables should be based on The Total pool.
LB is current loan balance
For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)
If a particular field has no data, enter 0% or $0 rather than 'NA'
Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)


                                                    Combined LTV including SS
           Fixed      -------------------------------------------------------------------------------------------------------
         Full Doc     0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-----------------------------------------------------------------------------------------------------------------------------
       Less than 560      0.04%         0.10%         0.07%         0.00%         0.11%         0.12%         0.00%     0.00%
         560 - 599        0.05%         0.21%         0.20%         0.03%         0.10%         0.26%         0.13%     0.78%
         600 - 619        0.08%         0.08%         0.12%         0.02%         0.19%         0.32%         0.12%     0.69%
FICO     620 - 659        0.06%         0.17%         0.16%         0.10%         0.21%         0.66%         0.32%     1.68%
Range    660 - 699        0.04%         0.06%         0.02%         0.04%         0.12%         0.19%         0.16%     0.67%
         700 - 740        0.00%         0.03%         0.03%         0.00%         0.02%         0.14%         0.08%     0.36%
           740 +          0.05%         0.03%         0.05%         0.00%         0.00%         0.07%         0.00%     0.13%
-----------------------------------------------------------------------------------------------------------------------------

                                                    Combined LTV including SS
          Fixed       -------------------------------------------------------------------------------------------------------
       Not Full Doc   0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-----------------------------------------------------------------------------------------------------------------------------
       Less than 560      0.01%         0.00%         0.00%         0.00%         0.01%         0.01%         0.00%     0.00%
         560 - 599        0.14%         0.06%         0.06%         0.01%         0.01%         0.16%         0.07%     0.13%
         600 - 619        0.05%         0.05%         0.06%         0.07%         0.13%         0.10%         0.04%     0.20%
FICO     620 - 659        0.14%         0.18%         0.14%         0.05%         0.47%         0.45%         0.27%     1.44%
Range    660 - 699        0.07%         0.13%         0.03%         0.04%         0.17%         0.23%         0.16%     1.00%
         700 - 740        0.00%         0.00%         0.01%         0.00%         0.03%         0.06%         0.04%     0.47%
           740 +          0.01%         0.00%         0.00%         0.01%         0.09%         0.08%         0.02%     0.15%
-----------------------------------------------------------------------------------------------------------------------------

                                                    Combined LTV including SS
      Amortizing ARM  -------------------------------------------------------------------------------------------------------
        Full Doc      0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-----------------------------------------------------------------------------------------------------------------------------
       Less than 560      0.03%         0.23%         0.35%         0.05%         0.51%         1.00%         0.09%     0.08%
         560 - 599        0.16%         0.08%         0.24%         0.16%         0.28%         1.80%         0.98%     4.68%
         600 - 619        0.00%         0.05%         0.08%         0.02%         0.11%         0.36%         0.26%     2.79%
FICO     620 - 659        0.01%         0.04%         0.06%         0.01%         0.16%         0.39%         0.55%     3.28%
Range    660 - 699        0.00%         0.00%         0.00%         0.03%         0.00%         0.18%         0.24%     0.96%
         700 - 740        0.02%         0.01%         0.00%         0.00%         0.01%         0.12%         0.03%     0.47%
           740 +          0.00%         0.00%         0.00%         0.00%         0.00%         0.02%         0.07%     0.33%
-----------------------------------------------------------------------------------------------------------------------------

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type
2.    Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)
4.    Approximate loan population fine
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection
6.    The sum of all six FICO/CLTV grids should sum to 100%


                                           Combined LTV including SS
      Amortizing ARM  -------------------------------------------------------------------------------------------------------
      Not Full Doc    0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-----------------------------------------------------------------------------------------------------------------------------
       Less than 560      0.10%         0.16%         0.26%         0.05%         0.10%         0.15%         0.00%     0.00%
         560 - 599        0.21%         0.33%         0.38%         0.09%         0.40%         1.48%         0.20%     1.20%
         600 - 619        0.09%         0.12%         0.10%         0.14%         0.30%         0.80%         0.74%     0.81%
FICO     620 - 659        0.06%         0.11%         0.11%         0.05%         0.52%         1.46%         0.90%     5.65%
Range    660 - 699        0.05%         0.09%         0.07%         0.05%         0.28%         0.64%         0.65%     2.41%
         700 - 740        0.00%         0.03%         0.01%         0.00%         0.12%         0.48%         0.16%     0.83%
           740 +          0.04%         0.00%         0.01%         0.00%         0.02%         0.08%         0.10%     0.36%
-----------------------------------------------------------------------------------------------------------------------------

                                                    Combined LTV including SS
  Non-Amortizing ARM  -------------------------------------------------------------------------------------------------------
      Full Doc        0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-----------------------------------------------------------------------------------------------------------------------------
       Less than 560      0.00%         0.03%         0.02%         0.02%         0.00%         0.08%         0.00%     0.01%
         560 - 599        0.00%         0.00%         0.00%         0.03%         0.14%         0.15%         0.13%     0.64%
         600 - 619        0.04%         0.04%         0.01%         0.00%         0.19%         0.27%         0.36%     1.99%
FICO     620 - 659        0.00%         0.02%         0.12%         0.10%         0.42%         0.51%         0.53%     3.21%
Range    660 - 699        0.00%         0.09%         0.02%         0.00%         0.05%         0.16%         0.31%     1.89%
         700 - 740        0.00%         0.04%         0.00%         0.00%         0.03%         0.04%         0.05%     0.72%
           740 +          0.00%         0.00%         0.00%         0.00%         0.03%         0.02%         0.01%     0.37%
-----------------------------------------------------------------------------------------------------------------------------

                                                    Combined LTV including SS
  Non-Amortizing ARM  -------------------------------------------------------------------------------------------------------
    Not Full Doc      0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% +
-----------------------------------------------------------------------------------------------------------------------------
       Less than 560      0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%     0.01%
         560 - 599        0.00%         0.09%         0.06%         0.02%         0.04%         0.25%         0.02%     0.20%
         600 - 619        0.07%         0.04%         0.03%         0.04%         0.08%         0.46%         0.41%     0.71%
FICO     620 - 659        0.05%         0.28%         0.17%         0.04%         0.65%         1.27%         0.69%     8.01%
Range    660 - 699        0.11%         0.13%         0.05%         0.11%         0.34%         0.71%         0.66%     4.94%
         700 - 740        0.00%         0.06%         0.00%         0.04%         0.05%         0.56%         0.34%     1.97%
           740 +          0.00%         0.00%         0.11%         0.02%         0.03%         0.29%         0.10%     1.12%
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
Check for 0's
Total equals 100%                       0.00%
GT 80% Match                            0.00%
ARM Match                               0.00%
ARM IO Match                           -2.52%           There are FIXED IO loans
FICO % Match                           -0.86%
---------------------------------------------

-------------------------------------------------------------------
Criteria             GROUPI           GROUPII             Total:
-------------------------------------------------------------------
Count                     4,248             2,002             6,250
PBAL             542,395,862.49    395,015,730.53    937,411,593.02
Percent                   57.86             42.14               100
ARM                       85.48             83.31             84.57
FHLMC_ARMFLAG             84.08             82.04             83.22
%FullDoc                  45.53             41.27             43.74
%IO                       38.18             44.46             40.83
2 LIENS                    1.69              2.37              1.97
FICO                        636               642               639
FICO < 600                  578               573               576
FICO 600-650                625               627               626
GWAC                      7.593             7.456             7.535
GSOLTV                     81.2             80.55             80.92
GSOLTV                     81.2             80.55             80.92
COLTV                     92.56             93.56             92.98
SPCOLTV                   92.56             93.56             92.98
%Stated                   38.73             45.46             41.57
%CA                         2.1             10.97              5.84
DTI                       41.14             40.88             41.03
%Purch                    55.17             72.66             62.54
%FXD                      14.52             16.69             15.43
%Balloon                   3.04              3.64               3.3
%PP                       76.18             73.79             75.18
margin                    6.517             6.407             6.471
maxrate                   13.57             13.46            13.525
MTR                      23.443             23.45            23.446
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